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                                                                   EXHIBIT 99.5

DEBTOR:  CAPE COD LIGHT, L.L.C.                     CASE NUMBER:  01-10962 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Cape Code Light, LLC was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.






 /s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting